THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (“SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO A PERSON THAT IS NOT A U.S. PERSON PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE (AS DEFINED IN THIS SUBSCRIPTION AGREEMENT.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Canadian and Other Non-U.S. Person Accredited Investors Only)

TO:	Argentex Mining Corp. (the “Company”)

602-1112 West Pender Street

Vancouver B.C. V6E 2S1

Canada

Purchase of Units

1.	Subscription and Use of Proceeds

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, ________________________________________________(the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ______________________________ units (each a “Unit” and collectively, the “Units”) at a purchase price per Unit of U.S. $0.55 (the subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of US$___________________________ (the “Subscription Proceeds”). Each Unit shall consist of one share (each a “Unit Share”) of the Company’s common stock (the “Common Stock”), par value $0.001, and one non-transferable common share purchase warrant (each, a “Warrant”). Each Warrant will entitle the holder to purchase one additional share of Common Stock (each, a “Warrant Share”) at a purchase price of U.S. $0.65 for a period of 24 months from the Closing Date (as hereinafter defined). Each Warrant will be substantially in the form attached to this Subscription Agreement as Exhibit A.

1.2                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, including approval of this Subscription by the TSX Venture Exchange, the Company hereby irrevocably agrees to sell and issue the Units to the Subscriber.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by cashiers cheque or bank draft payable to the order of the Company, drawn in U.S. funds on a Canadian bank or another bank reasonably acceptable to the Company or, at the Subscriber’s option, by wire transfer to the Company’s lawyers pursuant to the following wire transfer instructions:

2.2                         The Subscriber hereby expressly authorizes the Company's lawyers to deliver the Subscription Proceeds to the Company.

2.3                         The Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

3.	Documents Required from Subscriber
3.1	The Subscriber shall complete, sign and return to the Company, as soon as possible:
(a)	an executed copy of this Subscription Agreement,
(b)	a fully completed and executed Accredited Investor Questionnaire (the “Questionnaire”) in the form attached hereto as Exhibit B;
(c)	a fully completed and executed Beneficial Ownership Questionnaire in the Form attached hereto as Exhibit C; and
(d)

on request by the Company, any other documents, questionnaires, notices and undertakings as may be required by the Company in order to enable or show compliance with the requirements of regulatory authorities and applicable law.

4.	Closing

4.1                         Closing of the sale of the Units (the “Closing”) shall occur on or about June 15, 2009 or on such other date as may be determined by the Company (the “Closing Date”). Acceptance and completion of the Subscription shall, in any event, be subject to the approval of the Subscription by the TSX Venture Exchange.

5.	Acknowledgements of Subscriber
5.1	The Subscriber acknowledges and agrees that:
(a)

none of the Unit Shares, Warrants or Warrant Shares (collectively as the “Securities”) have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of them may be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b)	the Company has not undertaken to, and will have no obligation to, register any of the Securities under the 1933 Act;

(c)

by completing the Questionnaire, the Subscriber is representing and warranting that s/he is an Accredited Investor, as that term is defined in Canada’s National Instrument 45-106, Prospectus and Registration Exemptions (NI 45-106”);

(d)

no prospectus or offering memorandum within the meaning of the securities laws has been delivered to, summarized for or seen by the Subscriber in connection with the sale of the Units and the Subscriber is not aware of any prospectus or offering memorandum having been prepared by the Company;

(e)

the decision to execute this Subscription Agreement and acquire the Units hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the adequacy of which is hereby acknowledged) about the Company that is available to any member of the public on the EDGAR database maintained by the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov;

(f)	there is no government or other insurance covering any of the Securities;
(g)

it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum (as defined in or contemplated by applicable securities legislation) or any other document (other than financial statements or any other continuous disclosure documents, the contents of which are prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Securities (or any of them), and it has not become aware of any advertisement including, by way of example and not in limitation, advertisement in any printed media of general and regular circulation or on radio or television with respect to the distribution of the Units;

(h)

the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences under United States, Canadian, state, provincial, local or foreign tax law of the acquisition, holding or disposition of the Securities and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment;

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or any of them;
(j)

there are risks associated with an investment in the Company including, by way of example and not in limitation, the specific risks identified in the Company’s most recent periodic reports filed with the SEC and available for viewing at the SEC’s website at www.SEC.gov;

(k)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(l)

if the Subscriber is a Canadian resident, the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the regulatory authorities in Canada requiring that the Company provide the Subscriber with a prospectus and sell the Units to the Subscriber through a person registered to sell securities under the securities laws of the Canadian Province where the Subscriber resides and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of that Canadian Province, including statutory rights of rescission or damages, will not be available to the Subscriber;

(m)

the Subscriber is not acquiring the Units as a result of, and will not itself engage in, any “directed selling efforts” (as that term is defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(n)

none of the Securities may be offered or sold by the Subscriber to a U.S. Person (as defined in Section 6.2, below, or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(o)

the Subscriber will indemnify the Company and its directors, officers, employees, agents, advisors and shareholders against, and will hold them harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(p)

the Subscriber is aware that the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system except that currently shares of the Common Stock are (i) quoted on the over-the-counter market operated by the Over-The-Counter-Bulletin Board operated by the Financial Industry Regulatory Authority (“FINRA”) and (ii) listed for trading on the Canadian TSX Venture stock exchange;

(q)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Securities under Canadian provincial securities laws and Canada’s National Instrument 45-102,Resale of Securities (“NI 45-102”);

(r)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(s)

the statutory and regulatory basis for the exemption from U.S. registration requirements claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(t)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Company and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and,
(ii)	applicable resale restrictions.

6.	Representations, Warranties and Covenants of the Subscriber

6.1                         The Subscriber hereby represents and warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the Closing) and acknowledges that the Company is relying thereon that:

(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)

the Subscriber has duly executed and delivered this Subscription Agreement and, upon acceptance thereof by the Company, it will constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person;
(e)	the Subscriber is not a U.S. Person, as that term is defined in Regulation S;
(f)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;
(g)

the Subscriber has inquired into the applicable securities legislation of its jurisdiction of residence and the Subscriber either complies with or is exempt from the applicable securities legislation of the Subscriber's jurisdiction of residence;

(h)

the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in any of the Securities;

(i)

if the Subscriber is a resident of Canada, the Subscriber is purchasing the Units pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is a resident of Canada and an “accredited investor” as defined in Section 1.1 of NI 45-106 (hereinafter, an “Accredited Investor”) and, as a consequence:

(i)	is restricted from using most of the civil remedies available under securities legislation,
(ii)	may not receive information that would otherwise be required to be provided under securities legislation, and
(iii)	the Company is relieved from certain obligations that would otherwise apply under securities legislation;
(j)

the Subscriber is an Accredited Investor and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

(i)	a fully completed and executed Accredited Investor Questionnaire in the form attached as Exhibit B hereto; and
(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as an Accredited Investor;
(k)

the Subscriber is not an underwriter of, or dealer in, shares of the Common Stock, nor is the Subscriber an affiliate of any underwriter of or dealer in the Securities, nor is it participating, pursuant to a contract or otherwise, in any distribution of the Securities;

(l)

the Subscriber agrees that, unless and until the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, it will not offer or sell its Securities in the United States, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(m)

the Subscriber (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n)	if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:
(i)

the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii)

if the Subscriber or the beneficial owner of the investor account(s) is a Canadian resident, the beneficial owners of the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined in the Canadian National Instrument NI 45-106;

(o)

the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities;

(p)

any offer or and sale of any of the Securities prior to the expiration of a period of six months after the date of original issuance of that respective Security (the six-month period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(q)

it will not engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws and the Subscriber is not aware of any advertisement of, or any general solicitation in respect of, any of the Securities; and

(r)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities;
(iii)	as to the future price or value of any of the Securities; or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system; except that the Company’s Common Stock is currently approved for trading on the U.S. Over the Counter Bulletin Board and the Canadian TSX Venture stock exchange.

6.2                         In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

7.	Acknowledgement and Waiver

7.1                         The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

8.	Legends

8.1                         The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Unit Shares or the Warrant Shares will bear a U.S. legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and a Canadian legend in substantially the following form:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE].

8.2                         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.	Canadian Resale Restriction

9.1                         The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable Canadian securities legislation (collectively, the “Canadian Securities Laws”).

9.2                         The Subscriber acknowledges that pursuant to Canadian National Instrument 45-102, a subsequent trade in any of the Securities will be a distribution subject to the prospectus and registration requirements of the Canadian Securities Laws unless certain conditions are met, including the following:

(a)	at least four months (the "Canadian Hold Period") shall have elapsed from the date on which the Unit Shares were issued to the Subscriber;

during the currency of the Canadian Hold Period, any certificate representing the any of the Securities is imprinted with the Canadian Legend

(b)	the trade is not a control distribution (as defined in National Instrument 45-102);
(c)	no unusual effort is made to prepare the market or to create a demand for the Securities that are the subject of the trade;
(d)	no extraordinary commission or consideration is paid to a person or company in respect of the trade; and
(e)	if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation; or
(f)	the trade qualifies under the provisions of Section 2.14 of National Instrument 45-102.

9.3                         The Subscriber acknowledges that any certificate representing the any of the Unit Shares and Warrant Shares issued prior to the expiration of the Canadian Hold Period, will have a Canadian Legend imprinted thereon. The Subscriber also acknowledges that any certificate representing any Warrants will bear a legend stating that the Warrants are not transferable.

10.	Costs

10.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units or the exercise of any of the Warrants shall be borne by the Subscriber.

11.	Governing Law

11.1                       This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable herein, except to the extent that the laws of Delaware or the federal securities laws of the United States apply. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

12.	Survival

12.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

13.	Assignment
13.1	This Subscription Agreement is not transferable or assignable.
14.	Severability

14.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, its agents or by anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto.

16.	Notices

16.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at 602 - 1112 West Pender Street, Vancouver, BC, Canada V6E 2S1; Attention: Mr. Kenneth Hicks or by fax at (604) 568-1540.

16.2                       The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address to which the Company may mail or transmit notices and other communications under this Subscription Agreement.

17.	Collection of Personal Information

17.1                       The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of completing the transactions contemplated by this Subscription Agreement. The Subscriber further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide securities commissions in Canada or the United States or other authorities with personal information provided by the Subscriber.

17.2                       The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, acknowledges and consents to the release by the Company of information regarding the Subscriber's subscription, including the Subscriber's name, address, telephone number and registration instructions, the number of securities purchased, the number of securities of the Company held, the status of the Subscriber as an insider, and, if applicable, information regarding beneficial ownership of or the principal of the Subscriber, in compliance with securities regulatory policies to regulatory authorities in reporting jurisdictions or to other authorities as required by law and to the transfer agent of the Company for the purpose of arranging for the preparation of the certificates representing any of the Securities. The purpose of the collection of this information is to ensure that the Company and its advisors will be able to issue the Units to the Subscriber in compliance with applicable securities laws and the instructions of the Subscriber and to obtain the information required to be provided in documents required to be filed with the TSX Venture stock exchange and with securities regulatory authorities under applicable securities laws and other authorities as required by law. In addition, the Subscriber acknowledges and consents to the collection, use and disclosure of all such personal information by the any stock exchange on which the Company’s common shares are listed and other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

	Name & Title:	Kenneth Hicks, President
	Company's Name:	Argentex Mining Corp.
	Address:	602 - 1112 West Pender Street, Vancouver, BC, Canada V6E 2S1
	Phone No.:	(604) 568-2496
	Fax No.:	(604) 568-1540
17.3	Furthermore, the Subscriber is hereby notified that:

(a)

the Company may deliver to the securities commission of any province of Canada or the Securities and Exchange Commission in the United States certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities purchased by the Subscriber and the total purchase price paid for such securities, beneficial ownership information, the prospectus exemption relied on by the Company and the date of distribution of the security,

(b)	such information is being collected indirectly by the Securities Commissions under authority granted in securities legislation,
(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable province of Canada, and
(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission

Suite 1903, Box 55, 20 Queen Street West

Toronto, Ontario M5H 3S8

Telephone: (416) 593-8086

18.	Reliance, Indemnity, Notification of Changes and Survival

18.1                       The representations and warranties in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of the Securities, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement (and the exhibits, schedules, forms and appendices thereto) which takes place prior to the Closing.

18.2                       The representations and warranties of the Subscriber contained in this Agreement shall survive the Closing.

19.	Counterparts and Electronic Means

19.1                       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

20.	Delivery Instructions
20.1	The Subscriber hereby directs the Company to deliver the Unit Shares and Warrants to:

(name)

(address)

20.2                       The Subscriber hereby directs the Company to cause the Unit Shares and Warrants to be registered on the books of the Company as follows:

(name)

(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Fax and/or E-mail Address of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by the Company.

DATED at Vancouver, British Columbia, Canada, the 13th day of July, 2009.

ARGENTEX MINING CORP.

Per:
Authorized Signatory

Exhibit A

Form of Warrant

THIS WARRANT IS NOT TRANSFERABLE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS WARRANT MUST NOT TRADE THE SECURITIES THAT MAY BE ISSUED UPON EXERCISE BEFORE [_______________ INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE.

THIS NON-TRANSFERABLE SHARE PURCHASE WARRANT WAS ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES THAT MAY BE ISSUED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

ARGENTEX MINING CORPORATION

(A Delaware Company)

NON-TRANSFERABLE

WARRANT CERTIFICATE

CERTIFICATE NO. __________

NUMBER OF WARRANTS: ___________	RIGHT TO PURCHASE _______ SHARES

THESE NON-TRANSFERABLE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (VANCOUVER TIME) ON THE EXPIRY DATE (AS DEFINED IN THE TERMS AND CONDITIONS ATTACHED TO THIS WARRANT CERTIFICATE.

NON-TRANSFERABLE SHARE PURCHASE WARRANTS

TO PURCHASE COMMON SHARES OF ARGENTEX MINING CORPORATION.

This is to certify that, for value received, _________________________, of _______________________________________________ (the “Holder”) has the right to purchase, upon and subject to the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”) at any time before 4:30 p.m. (Pacific Time) on the Expiry Date (as defined in the attached Terms and Conditions), the number of fully paid and non-assessable common shares (the “Shares”) of Argentex Mining Corporation (the “Company”) set out above, by surrendering to the Company, at its offices at 602-1112 West Pender Street, Vancouver, BC, Canada, V6E 2S1, this Warrant Certificate with a Subscription in the form attached hereto as Appendix “B”, duly completed and executed, and cash, bank draft, certified cheque or money order in lawful money of the United States of America, payable to the order of the Company at par in Vancouver, British Columbia, in an amount equal to the purchase price per Share multiplied by the number of Shares being purchased. Subject to adjustment thereof in the

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events and in the manner set forth in the Terms and Conditions, the purchase price per Share on the exercise of each Non-Transferable Share Purchase Warrant (“Warrant”) evidenced hereby shall be U.S. $0.65 per Share.

These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date (as that term is defined in the Terms and Conditions), and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of Vancouver, in the Province of British Columbia, as of the _______ day of __________________, 2009.

ARGENTEX MINING CORPORATION

Per:
Ken Hicks, President

PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE __________ [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE]

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

APPENDIX “A”

TERMS AND CONDITIONS dated as of June _____, 2009 (the “Terms and Conditions”), attached to the Non-Transferable Share Purchase Warrants issued by Argentex Mining Corp.

1.	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Company” means Argentex Mining Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;
(c)	“Exercise Price” means U.S.$0.65 per Share, subject to adjustment as provided in the Terms and Conditions;
(d)	“Expiry Date” means June ___ 2011;
(e)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Section” followed by a number refer to the specified Section of these Terms and Conditions;

(f)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(g)	“Holder” or “Holders” means the holder of the Warrants and its heirs, executors, administrators, successors, legal representatives and assigns;
(h)	“Shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of such shares;
(i)	“Warrants” means the Non-Transferable Share Purchase Warrants of the Company issued and presently authorized and for the time being outstanding.
2.	Interpretation

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof. Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

3.	Applicable Law

The rights and restrictions attached to the Warrants shall be construed in accordance with the laws of the State of Delaware.

4.	Additional Issuances of Securities

The Company may at any time and from time to time do further equity or debt financing and may issue additional shares, warrants, convertible securities, stock options or similar rights to purchase shares of its capital stock.

5.	Replacement of Lost Warrants
(a)

In case a Warrant shall become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant of like date and tenure as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant shall be entitled to all benefits hereunder and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new warrant pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Company evidence of ownership and of loss, destruction or theft of the Warrant so lost, destroyed or stolen as shall be satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures and such applicant may also be required to furnish indemnity in the amount and form satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures, and shall pay the reasonable charges of the Company in connection therewith.

6.	Warrant Holder Not a Shareholder

The holding of a Warrant shall not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

7.	Exchange of Warrants
(a)

Warrants in any authorized denomination may, upon compliance with the reasonable requirements of the Company, be exchanged for Warrants in any other authorized denomination, of the same series and date of expiry entitling the Holder thereof to purchase any equal aggregate number of Shares at the same exercise price and on the same terms as the Warrants so exchanged.

(b)	Warrants may be exchanged at the office of the Company. Any Warrants tendered for exchange shall be surrendered to the Company and cancelled.
8.	Warrants Not Transferable

The Warrants are not transferable.

9.	Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

10.	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Argentex Mining Corp.

602 – 1112 West Pender Street

Vancouver, British Columbia

Canada V6E 2S1

Attention: Ken Hicks, President

Fax No. (604) 568-1540

with a copy to:

Clark Wilson LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, British Columbia

Canada V6C 3H1

Attention: Ethan Minsky

Fax: (604) 687-6314

11.	Method of Exercise of Warrants

The right to purchase Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering it to the Company, with a duly completed and executed subscription in the form attached thereto and cash, bank draft, certified cheque or money order payable to or to the order of the Company at par in Vancouver, British Columbia, for the aggregate Exercise Price applicable at the time of surrender in respect of the Shares subscribed for in lawful money of the United States of America.

12.	Limitation on Exercise of Warrants

Notwithstanding anything contained herein to the contrary, the rights represented by this Warrant shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with any person or company acting jointly or in concert with the Holder (the “Joint Actors”) would in the aggregate beneficially own, or exercise control or direction over, that number of voting securities of the Company which is ten percent (10%) or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. For greater certainty, the rights represented by this Warrant shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Company. Prior to exercising the rights represented by this Warrant, the Holder shall provide the Company with a certificate of its authorized Officer stating the number of voting securities of the Company held by the Holder and its Joint Actors as of the date provided for in the subscription form (the “Officer’s Certificate”) and the Company shall be entitled to rely on the Officer’s Certificate in making any determinations regarding the total issued and outstanding voting securities of the Company to be held by the Holder and its Joint Actors immediately after giving effect to the exercise.

13.	Effect of Exercise of Warrants
(a)	Upon surrender and payment as aforesaid, the Shares so subscribed for shall be deemed to have been issued and such persons shall be deemed to have become the Holder (or Holders) of record of such Shares on the date of such surrender and payment and such Shares shall be issued at the Exercise Price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

14.	Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of Shares less than the number which can be purchase pursuant to a Warrant, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

15.	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

16.	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrants shall be void and of no further force and effect.

17.	Adjustment of Exercise Price

The Exercise Price and the number of Common Shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the event and in the manner following:

(a)

If and whenever the Shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of Shares, the Exercise Price shall be decreased or increased proportionately, as the case may be, and upon any such subdivision or consolidation, the number of Shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately, as the case may be.

(b)

In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company or of the sale of the assets of the Company as or substantially as an entirety or of any other company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale, confer the right to purchase that number of shares or other securities or property of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger, amalgamation or to which such sale shall be made, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale had the Warrants been exercised, would have been entitled on such capital reorganization, reclassification, consolidation, merger, amalgamation or sale and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in Sections 11 to 18 hereof with respect to the rights and interest thereafter of the Holders of the Warrants to the end that the provisions set forth in Sections 11 to 18 hereof shall thereafter correspondingly be made applicable as nearly as may reasonable be expected in relation to any shares or other securities or property thereafter deliverable on the exercise of the Warrants. The subdivision or consolidation of the Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 17(b).

(c)	The adjustments provided for in this Section 17 pursuant to any Warrants are cumulative.
18.	Determination of Adjustments

If any questions shall at any time arise with respect to the Exercise Price, such questions shall be conclusively determined by the Company’s Auditors, from time to time, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Holders.

19.	Covenants of the Company

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to purchase pursuant thereto.

20.	Immunity of Shareholders, etc.

The Holder hereby waives and releases any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained.

21.	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, and it shall, when so directed by these presents, modify the terms, and conditions hereof, for any one or more of any of the following purposes:

(a)

making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange or quotation system;

(b)

adding to or altering the provisions hereof in respect of the registration and transfer of Warrants making provisions for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect the substance thereof;

(c)	for any other purpose not inconsistent with the terms hereof, including the correction or recertification of any ambiguities, defective provisions, errors or omissions herein; and
(d)	to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.
22.	United States Restrictions

These Warrants and the Common Shares issuable upon the exercise of these Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws. These Warrants may not be exercised in the United States (as defined in Regulation S under the U.S. Securities Act) unless these Warrants and the Common Shares issuable upon exercise hereof have been registered under the U.S. Securities Act of 1933, as amended, and any applicable state securities laws or unless an exemption from such registration is available.

23.	Legends

The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the common shares issued upon exercise hereof will bear a U.S. legend in substantially the following form (the “U.S. Legend”):

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and a Canadian legend in substantially the following form (the “Canadian Legend”):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY _______ [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING.”

DATED as of the date first above written in these Terms and Conditions.

ARGENTEX MINING CORPORATION

Per:
Ken Hicks, President

APPENDIX “B”

SUBSCRIPTION FORM

(ONE NON-TRANSFERABLE SHARE PURCHASE WARRANT IS

REQUIRED TO SUBSCRIBE FOR EACH COMMON SHARE)

TO:	ARGENTEX MINING CORPORATION

602 – 1112 West Pender Street

Vancouver, BC V6E 2S1

The undersigned, bearer of the attached Non-Transferable Share Purchase Warrants, hereby subscribes for _____________ of the common shares of Argentex Mining Corporation (the “Company”) referred to in the Warrants according to the conditions thereof and herewith makes payment of the purchase price in full for the said number of shares at the price of U.S. $0.65 per share if exercised on or before 4:30 p.m., Pacific Time, on the Expiry Date (as that term is defined in the Terms and Conditions attached to the Non-Transferable Share Purchase Warrant). Cash, a certified cheque, bank draft or money order is enclosed herewith for such amount.

The undersigned hereby directs that the shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares

(Please print full names in which share certificates are to be issued, stating whether Mr., Mrs. or Miss. The share must be issued in the name of the Holder.)

DATED this ______ day of ___________________ , 20___ .

Witness	Signature

Please print your name and address in full

Mr.

Mrs.                                                                                                                                               Address

Miss

TERMS AND CONDITIONS

The Warrants are issued subject to the Terms and Conditions for the time being governing the holding of Warrants in the Company. A copy of the Terms and Conditions may be obtained, free of charge, at the offices of the Company.

REPRESENTATIONS AND WARRANTIES

The undersigned is not a “U.S. person”, as such term is defined in Regulation S as promulgated under the United States Securities Act of 1933, at the time of the exercise of the Warrants. The undersigned is an Accredited Investor, as defined in Section 1.1 of Canada’s National Instrument 45-106, Prospectus and Registration Exemptions.

LEGENDS

The certificates representing the shares acquired on the exercise of the Warrants will bear a U.S. legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and a Canadian legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING.”

Exhibit B

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Subscriber hereby represents, warrants and certifies to Argentex Mining Corporation, as an integral part of the Subscription Agreement to which this Questionnaire is attached, that he, she or it is and at Closing will be, correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below.

q (1)	a Canadian financial institution, or a Schedule III bank.
( (2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).
( (3)

a subsidiary of any person referred to in paragraphs (1) or (2), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

( (4)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

( (5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (4).
( (6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.
( (7)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

( (8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.
( (9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.
( (10)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

( (11)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

q (12)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000.
( (13)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.
q (14)	an investment fund that distributes or has distributed its securities only to
(a)	a person that is or was an accredited investor at the time of the distribution,

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(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or
(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.
( (15)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

( (16)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

( (17) a person acting on behalf of a fully managed account managed by that person, if that person

(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(b)	in Ontario, is purchasing a security that is not a security of an investment fund.
( (18)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

( (19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (9) in form and function.
( (20)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

( (21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.
( (22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Note: A summary of the meanings of some of the terms used in this Accredited Investor Questionnaire follows the signature block below.

DATED _____________________, 2009.

Signature of Subscriber

Name of Subscriber

Address of Subscriber

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For the purposes of this Accredited Investor Questionnaire, the following definitions are included for convenience:

(a)	“affiliate” means that an issuer is an affiliate of another issuer if:
(i)	one of them is the subsidiary of the other, or
(ii)	each of them is controlled by the same person.
(b)	“Canadian financial institution” means
(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or
(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;
(d)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or
(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer.
(e)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;
(f)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the securities legislation;
(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“mutual fund” means:
(i)	for the purposes of British Columbia law,
(A)

an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

(B)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (B.C.), and

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(C)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (B.C.);

(ii)	for the purposes of Alberta law,
(A)

an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

(B)	an issuer that is designated as a mutual fund under section 10 of the Alberta Securities Act (Alberta) or in accordance with the regulations,

but does not include an issuer, or class of issuers, that is designated under section 10 of the Alberta Securities Act (Alberta) not to be a mutual fund;

(iii)

for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value as a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(iv)	for the purposes of Quebec law, a company issuing shares which must, on request of the holder, redeem them at their net asset value;
(i)	“non-redeemable investment fund” means an issuer:
(i)	whose primary purpose is to invest money provided by its security holders;
(ii)	that does not invest,
(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or
(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and
(iii)	that is not a mutual fund;
(j)	“person” includes
(i)	an individual,
(ii)	a corporation,
(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

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(k)	“portfolio adviser” means:
(i)	a portfolio manager; or
(ii)

a broker or investment dealer exempted from registration as an adviser under section 148 of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that section;

(l)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets; and
(m)	“spouse” means an individual who:
(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual,
(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);
(n)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

EXHIBIT C

BENEFICIAL OWNERSHIP QUESTIONNAIRE

1.	General Information:
(a)	Name of registered owner:
(b)	Complete Address:

(c)	If the registered owner is not an individual, what is its jurisdiction of incorporation or formation:
2.	(a)	Did the registered owner purchase the Shares and the Warrants for:
i)	its own account (Yes/No) ____________________________________________ or
ii)	the account of another (Yes/No)?
(b)	Is the registered owner carrying on business as a portfolio manager (Yes/No)? __________
3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:
(a)

It purchased the Shares and Warrants on behalf of managed accounts for which it made the investment decision and it has full discretion to vote, purchase and sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients in ____________________ [jurisdiction] through general discretionary authority granted by its clients, and it is permitted by law to carry on such a business in that jurisdiction;

(c)

the name, title and address of the person or persons that make the investment decisions (being the decisions to vote and the decisions to sell) in respect of the Shares and Warrants for the registered owner is(1):

Name	Title	Address

and

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(d)

it has no reasonable grounds to believe that any of the directors, senior officers and other insiders of Argentex and the persons that carry on investor relations activities for Argentex has or have a beneficial interest in any of the managed accounts for which it holds the Shares and Warrants.

(1)     If the persons that exercise the power to vote and/or dispose of the Shares and the Warrants named in item 3(c), above, act as a committee (for example, as the Board of Directors or a committee of the Board of Directors, please name the committee here:__________________________________ and name the individual committee members in the table above.

4.

If the answer to 2(a)(i) above was “Yes” and the registered owner is not an individual, please provide the names, title and business addresses of the persons that exercise the power to vote and/or to dispose of the Shares and the Warrants on behalf of the registered owner(1):

Name	Title	Address

(1)     If the persons that exercise the power to vote and/or dispose of the Shares and the Warrants act as a committee (for example, as the Board of Directors or a committee of the Board of Directors, please name the committee here:_________________________________________ and name the individual committee members in the table above.

5.	If the answer to 2(a)(ii) above was “Yes”, please provide the name, address and, if applicable, the jurisdiction of formation of the person for whose account the Shares and Warrants were purchased:
(a)

Name of account owner:                                                                                                      (if more than one beneficial owner, please provide a schedule listing the name, address and jurisdiction of incorporation or creation for all beneficial owners on a separate sheet of paper).

(b)	Complete Address:

(c)	Jurisdiction of Incorporation or Creation:
6.

If the answer to 2(a)(ii) above was “Yes” and the beneficial owner is not an individual, please provide the names, title and addresses of the persons that exercise the power to vote and/or to dispose of the Shares and the Warrants on behalf of the account owner(1):

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Name	Title	Address

(1)     If the persons that exercise the power to vote and/or dispose of the Shares and the Warrants act as a committee (for example, as the Board of Directors or a committee of the Board of Directors, please name the committee here:_________________________________________ and name the individual committee members in the table above.

7.

If the registered owner or the beneficial owner owns any other securities issued by Argentex Mining Corporation, please tell us what type of securities (e.g., common shares or warrants) and how many of them are owned:

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

8.

If after answering the questions above you believe that you have not fully disclosed the name and address of the beneficial owner and the name and address of the person or persons that have the power to vote and/or dispose of the Shares and the Warrants on behalf of the beneficial owner, please provide that information here:

_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Dated at                                                             on                                            , 2009.

(Name of Registered Owner - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature

appears above)

CW2688407.1